UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     May 25, 2012

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

The Registrant has previously announced that its Annual Meeting of Shareholders will be held at 10:00 a.m., Central Daylight Time, on May 31, 2012, in Fort Worth, Texas. Management of the Registrant will make a presentation to the shareholders at the Annual Meeting. The presentation materials will be available on the Registrant's website at www.hallmarkgrp.com on and after May 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: May 25, 2012	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer